December 9, 2002

                 GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
                  GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND

                                 CLASS B SHARES

                            SUPPLEMENT TO PROSPECTUS
                              DATED APRIL 1, 2002

      The following information supplements the information contained in the section of the Prospectus entitled "Expenses" for General California Municipal Money Market Fund and General New York Municipal Money Market Fund:

      From time to time, Dreyfus may limit any class expenses to the extent it deems appropriate to enhance the yield of the class during periods when fixed expenses have a significant impact on the class' yield due to low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.